UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)

January 6, 2017

BUTTE HIGHLANDS MINING COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53662

(Commission File No.)

81-0409475

(I.R.S. Employer Identification No.)

777 S. Post Oak Lane Suite 1700

Houston, Texas 77056

(Address of principal executive offices and Zip Code)

(888) 362-7972

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 6, 2017, we entered into a Share Exchange Agreement with owners of InterLok Key Management, Inc., a Texas corporation, (“Interlok”) wherein we agreed to issue 56,655,891 restricted shares of our common stock in exchange for 100% of the  outstanding shares of InterLok common stock.  InterLok is engaged in the business of developing and licensing its patented key based encryption methods.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On January 6, 2017, we entered into a Share Exchange Agreement with owners of InterLok Key Management, Inc., a Texas corporation wherein we agreed to issue 56,655,891 restricted shares of our common stock in exchange for 100% of the outstanding shares of InterLok Key Management, Inc. common stock.  InterLok Key Management, Inc. is engaged in the business of developing and licensing its patented key based encryption methods.  On January 6, 2017, we completed our Share Exchange Agreement with the owners of InterLok, and issued 56,655,891 restricted shares of our common stock to 29 persons and/or entities in exchange for all of the outstanding shares of InterLok Key Management, Inc. common stock

With respect to the information required by Item 2.01 of this Item, see Item 5.06 below.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

On January 6, 2017, we issued 56,655,891 restricted shares of common stock to 29 individuals and/or entities in exchange for all of the issued and outstanding shares of InterLok Key Management, Inc. common stock.  The foregoing shares were issued pursuant to the exemption from registration contained in Reg. 506 of the Securities Act of 1933, as amended (the “Act”).  Each purchaser was an accredited investor as that term is defined in Reg. 501 of the Act or a sophisticated and we filed a Form D with the SEC and the necessary filings required by each state in which a, Interlok shareholder purchaser resided.

ITEM 5.02  DEPARTURE OF DIRECTORS AND PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

Upon closing of the Share Exchange Agreement the officers of Butte resigned and at the time of his resignation, Mr. Hatfield had no disagreement with us on any matter relating to our operations, practices, or policies.

Mr. McGaw was appointed President, Mr. Barrett was appointed Vice President of Planning, Daniel Lerner was appointed Chief Technology Officer, Miguel Yanez was appointed Vice President of Sales, Latin America, Dan Dinhoble was appointed Vice President of Operations, and Len Walker was appointed Vice President of Legal. At the time of their resignations no officer of Butte had any disagreement with us on any matter relating to our operations, practices or policies.

MANAGEMENT

The Management team of InterLok Key Management consists of individuals with experience in the fields of cybersecurity, technology, sales, strategic leadership, global relationship building, and personnel management.

Directors:

Change in Majority of Directors:

In connection with the Share Exchange, our current directors have agreed to resign and be replaced by nominees of Interlok. Doris Marie Prater shall resign and Jeff B. Barrett shall be appointed to fill that vacancy. Thereafter, Susan Ann Robinson-Trudell shall resign and James D. McGraw shall be appointed to fill that vacancy. Paul Hatfield shall then resign and Gregory B. Lipsker shall be appointed to fill the final vacancy on the Board of Directors. The resignations of Doris Marie Prater, Susan Ann Robinson-Trudell and Paul Hatfield as directors and the subsequent appoint of a new board of directors will be effective upon the conclusion of the 10-day period that will follow the date on which an Information Statement on Schedule 14f-1 is filed with the Securities and Exchange Commission (“SEC”) and transmitted to our Class A Common Stock stockholders of record on the effective date of the Share Exchange Agreement. The Schedule 14f-1 will be mailed to the stockholders on or about January 6, 2017. The 10-day Period is expected to conclude on or about January 16, 2017.

Information with regard to our current directors may be found in our Form 10K for the year ended December 31, 2015 as filed with the SEC on March 30, 2016. Further information about our new executive officers and directors may be found below.

Directors:

J.D. McGraw

Jeff B. Barrett

Greg Lipsker

Executive Officers:

President and Vice Chairman:  J.D. McGraw

Vice President of Planning:  Jeff B. Barrett

Chief Technology Officer:  Daniel Lerner

Vice President of Operations:  Dan Dinhoble

Vice President of Sales, Latin America:  Miguel Yanez

Vice President of Legal:  Len Walker

Advisors:

The following individuals have consented to serve as advisors to management within their area of expertise.

Mark Watson

Ambassador Siv

Peter Bernard

Robert Bardwell

Christopher M. Crawford

Bradley B. Jewett

Chris T. Severson

William Comee

John S. Reiland

Scott Posell

C. David Staffel

Joe Bourgeois

David Wheeler

Jessica L. Vincent

MANAGEMENT PROFILES

Jeff B. Barrett has an entrepreneurial background including a twenty-year track record founding and operating a high-end custom electronics sales and installation company.  He gained extensive experience in sales, marketing, management, research, analyzing, and budgeting as the owner and operator of a successful business. During the previous five years Mr. Barrett has been engaged in management consulting for commercial and residential security.

J.D. McGraw is the co-founder of Nova Biosource Fuels, Inc. and served as its President and as a Board Member.  Mr. McGraw addressed venture capital and investment funding needs for Nova and provided knowledge and experience with the intricacies of taking companies public. Mr. McGraw has administered services to over 150 companies including Adtec Digital, American Rice, Blockbuster Video, Chuck E. Cheese, Dryper, DataVan, International Recovery, Republic Industries and Swift Energy. Over his twenty-five-year career, he has held posts as founder, CEO and President in a wide range of business sectors and development, including oil and gas and computer technology, and has experience in large-scale roll-ups. Mr. McGraw holds a Secret security clearance.

Greg Lipsker is a graduate of the Georgetown University Law Center. For 35 years Mr. Lipsker practiced law specializing in corporate transactions and securities law, focusing on junior mineral exploration companies. For more than the past five years Mr. Lipsker’s principal occupation has been as the owner/winemaker of Barrister Winery in Spokane, Washington. During that period Mr. Lipsker’s legal practice has been limited to serving as legal counsel to Butte Highlands Mining Company.

Daniel Lerner serves as Chief Technology Officer for Teledrill Inc., and is responsible for all aspects of technology, including design, engineering, production and field testing. Mr. Lerner has t experience as a developer of technological products, electronics, computer software, and network security services and is an experienced leader of multi-disciplinary teams in the technology industry. He has architected data acquisition and signal processing systems and patented, designed and implemented ultra-high security data encryption. Mr. Lerner’s previous experience as Senior Applications Engineer for Teradyne, primarily servicing Texas Instruments, included electronic design, system program administration and sales assistance for a $1.5 billion semiconductor production test equipment manufacturer. He received a BSEE and MSEE from La Salle University.

Dan Dinhoble currently serves as chief operating officer for Wisegate, a private professional advisory and IT security network. Mr. Dinhoble brings over twenty years of experience  in product execution, managing teams and marketing products. He directed a company start-up, adding over 150 customers in the first year and successfully driving development of platform extensions. His career includes managing virtualization alliances with Microsoft, VMware, and Citrix for Oracle Corporation and leading a 40 million dollar acquisition and integration of an enterprise role management vendor for Sun Microsystems.  Mr. Dinhoble earned a BS from Texas A&M University and an MBA from The University of Texas.

Miguel Yanez brings a background of executive leadership with inveterate experience in the fields of national security operations and international diplomacy, global relationship building, personnel management, and military/police training. As a prior Naval Commando and lead bilingual undercover officer with the Houston Police Department, he is experienced in counterterrorism operations, from asymmetrical warfare to developing operating procedures for American allies, and has held high level security posts such as protecting the presidents of Iraq and newly elected prime ministers.  Mr. Yanez has industry experience in cybersecurity and has conducted operations in various troubled spots worldwide. He attended Texas Tech University and the University of Houston.

Len Walker is the president and founder of Legacy Rock Corporation, a construction and services company focused on government opportunities.  Mr. Walker specializes in drafting government contracts and coordinating financial and legal agreements.  A former Marine Corps officer and helicopter pilot, he flew 3,000 hours and served five combat tours in Afghanistan and Iraq.  He was awarded the Meritorious Service Medal and Air Medal with 10 Strike Flights.  He completed his 20 year career as the Executive Officer and Chief-of-Staff of a Marine Corps squadron, second in command of a 200-person organization with nine aircraft and $100 million in equipment.  As the Security Manager, he was responsible for maintaining and safeguarding all classified material and equipment, as well as initiating and revoking security clearances. Mr. Walker earned a BBA from Baylor University, a JD from South Texas College of Law, and holds a Top Secret security clearance.

ADVISOR PROFILES

Mark Watson brings twenty-six years of corporate and international business knowledge, as well as extensive start-up, and managerial experience as the founder and current Director of Accessories Operations of Fitbit Inc., with an infrastructure for a $100 million business. He previously served as Client Team Director of PCH International, driving growth, delivery, manufacturing, and distribution of high quality, high-end consumer electronics, including Android devices and iPhones. Mr. Watson’s management and development experience with Microsoft includes pioneering the evolution of the popular Xbox video gaming product as the founding member of Xbox Operations and Xbox Accessory Operations. He steered design of the sourcing processes and architected the IT vision for Xbox manufacturing. Mr. Watson is a two-time recipient of the prestigious Microsoft Gold Star Award for outstanding performance and is a graduate of Baylor University.

Ambassador Sichan Siv held the appointment of Ambassador to the United Nations from 2001 until 2006 and formerly served at the White House as Deputy Assistant to President George H.W. Bush and Deputy Assistant for the State Department. The Honorable Sichan Siv was privileged to address the 60th anniversary of the United Nations and is the recipient of numerous awards and honors, including the George H.W. Bush Award for Outstanding Public Service, the DAR Americanism Medal for patriotism and the U.S. Army Commander’s Award. Ambassador Siv served as an honorary commander of the U.S. Air Force and authored Golden Bones, an autobiography about his survival and liberation from the Cambodian genocide led by Pol Pot. Ambassador Siv has a master’s degree in international affairs from Columbia University.

Peter Bernard currently serves as senior consultant at Warburg Pincus, LLC. As former CEO and president for Landmark Graphics, the largest exploration and production software company in the world, he acquired three companies including PGS data management, Magic Earth and Mathtech. Mr. Bernard also serves on the board of RS Energy, an engineering and consulting business providing technical information to investors, and presides as executive chairman of C & C Reservoirs, provider of digital oil and gas knowledge systems for the upstream petroleum industry. Mr. Bernard brings international consulting experience and a diversified background, including various executive roles during his tenure with Halliburton, as senior vice president. His background includes implementation of SFE software and other technologies for streamlining operations, sales and accounting, and developing business opportunities encompassing high level asset consulting and portal software technology. He received his B.S. degree in Petroleum Engineering from the University of Louisiana at Lafayette.

Robert Bardwell serves as Director of Enterprise Support for Rackspace Hosting, the world’s largest managed cloud provider. His organization is responsible for providing world class service, known as “fanatical support,” to companies ranging from startups to the Fortune 100. Mr. Bardwell’s background includes roles at KPMG as part of their financial services and federal practices team, as well as roles of increasing responsibility at Rackspace, in the areas of internal audit, mergers and acquisitions and business development, financial and sales operations, and support leadership. Mr. Bardwell has taken part in several leadership development programs and served as the president of Rackspace Toastmasters for several years. He earned a B.B.A. and an M.S. from Texas Tech University, graduating cum laude.

Christopher M. Crawford is the territory director of MapR Technologies for the Department of Defense, and oversees all aspects of sales. Mr. Crawford formerly spearheaded the development of the “Cleared Support Engineer” product and directed a team of engineers in Cloudera’s Government Solutions. As a data scientist and intelligence analyst supporting the National Counterterrorism Center’s refugee program, he implemented innovative and successful methodologies for screening visa applicants and directed discovery and analysis of new and emerging GSM and internet protocols for the National Security Agency. His direction of senior leaders in the implementation of Lean Six Sigma constructs dramatically decreased the exploitation life cycle from one month to two days. Mr. Crawford holds a B.S. in molecular biology and an MBA in information systems from Auburn University and has Top Secret security clearance.

Bradley B. Jewett serves as Chief Financial Officer for OpenLink, a global leader in trading and risk management, and holds a board position at Vanderbilt Graduate School of Management.  Mr. Jewett has successfully implemented and executed the Enterprise Risk Management programs at Microsoft and BMC Software, providing company executives direction regarding material risks facing leading high-tech organizations. Mr. Jewett has managed a $1B business as a CFO, and helped transition BMC Software from a NASDAQ company to a privately owned company. He earned a BBA in finance from the University of Texas and an MBA from Vanderbilt University.

Chris T. Severson currently serves as head of strategic planning for Atlas Mara Limited in Dubai UAE. Mr. Severson has successfully executed plans to support a results-focused culture in an LSE listed $2.5 billion start-up bank, yielding a 24.5% revenue growth during 2015.  As former director of the chief controls office for Barclays Investment Bank, he delivered a successful and comprehensive governance model for the chief controls office. He served the United States Marine Corps as a Top Gun F/A-18 pilot and instructor and directed a team that executed the first F/A-18 combat flights from an expeditionary airfield and coordinated air security for Marine Corps forces in Iraq. Mr. Severson was honored with the Air Medal Strike/Flight award and holds a BS from Carnegie Mellon University, an MA from Marine Corps University, and MBA’s from Columbia Business School and London Business School.

William C. Comee is Chairman of the Board for Charter Trading Corporation, a Top Secret cleared technology company that provides communication and IT services to the U.S. government and commercial companies in overseas locations. Charter supports the U.S. government in Latin America, the Middle East and Africa and represents Alternative Ballistics, a non-lethal use of force option for law enforcement in life threatening situations. Formerly a staff member of the Department of Defense National Security Council, Mr. Comee has commanded and supervised military operational activities and strategic planning in Central America, Latin America, and the Middle East, and holds a top secret security clearance.

John S. Reiland brings a diverse forty-year business background encompassing various principal roles in public and private companies. He has successfully navigated posts as chief executive officer, chief financial officer, and chief restructuring officer in a variety of industries, primarily redirecting and strategically restructuring large scale companies. His vast leadership experience includes religious nonprofits and technology companies and he currently serves on the board of directors for Flotek Industries, Inc., which yielded revenue upwards of $330 million in 2015. Mr. Reiland’s leadership secured a nomination for the LA Business Journal CFO of the Year award in 2009. He earned a BBA in accounting from the University of Houston and has completed the Stanford Executive Program with the Stanford Graduate School of Business.

C. David Staffel is the Senior Offering Manager for IBM Cloud and is responsible for a $4 million budget and global technology team. Mr. Staffel has extensive experience with technology management consulting, IT and cloud management automation, data visualization, software development, geographic information systems, and spatial modeling. He founded Aptus Technologies and taught web design and programming for The Art Institutes. His background includes executing every aspect of product lifecycle, from market analysis and design, to implementation and sales. During his military career, he received the Bronze Star Medal, the Army Commendation Medal, the Army Achievement Medal, the Valorous Unit Award, and is a Distinguished Military Graduate. Mr. Staffel holds M.S. degrees from the University of Southern California and the University of Texas and a B.A. from Stephen F. Austin State University.

Scott T. Posell brings more than twenty years of experience in technology sales and corporate team management and leadership, which includes international clients. As Regional Manager of Aruba, a Hewlett Packard Enterprise Company, he spearheads sales and manages client, partner and distributor relationships to develop and deliver turn-key advanced technology solutions globally.  As former North American Sales Director for Exterran, Mr. Posell was a top revenue producer responsible for sales growth for a $3 billion energy services firm. He has managed an organization of over eighty sales and account managers and inside sales team members, and his accolades include Top Sales Achievement Club, Aruba Networks 100% Club, six Circle of Excellence awards and nine President’s Honor Circle awards during his management tenure with Nortel Networks, (1999-2009). Mr. Posell earned a B.S. from Texas A & M University.

Joe Bourgeois currently serves as Director of U.S. Business Development for Schneider Electric, managing U.S. safety and plant solutions for Triconex, hybrid control for PES, and the Strategic Sales Pursuit Team.  As former Director of Global Strategic Accounts of Pavillion Technologies within Rockwell Automation, he was responsible for advanced process and model predictive control solutions, as well as business optimization. His areas of expertise as a naval officer involved the execution of nuclear biological chemical warfare and communications security/cryptology. Mr. Bourgeois graduated from Texas A & M University and the Naval Surface Warfare Engineering School.

David M. Wheeler acted as Managing Director for BGC Partners in helping establish investment banking energy practices.  Managing Director of Energy Investment Banking for Storm Harbour Securities. He has worked with banks and institutional investors to raise capital and build highly profitable investment banking divisions on an international level and has managed finances for international company acquisitions valued at $100 million. During his management directorship with Jefferies & Company, his accomplishments include assisting in the execution of a $565 million sales transaction and negotiating $80 million in funding in secured bridge financing for a Canadian mining company in the development stage, during a time of declining commodity prices in 2008. Mr. Wheeler received his M.B.A. from the University of Texas and a B.B.A. from Southern Methodist University.

Jessica L. Vincent is the Director of Intelligence for Rizk Compliance, Co-founder of 4P Project Corporation and serves with the Special Missions Unit of the Military District of Washington. Ms. Vincent executes threat analysis for domestic and international commercial client operations and oversees client reports on security threats, non-technical risks and geo-political issues impacting all aspects of business services for Rizk Compliance. She directs programmatic excellence for 4P Project in the implementation of community prevention plans against human trafficking and boasts eighteen years of military experience, focused on intelligence operation, including collection and trend analysis pertaining to organized crime and the War on Terror. Ms. Vincent advanced her counterintelligence technical proficiency through specialized courses in cryptography and cryptanalysis and has received numerous medals for outstanding military commitment, including Defense Meritorious Service, Army Commendation and Army Achievement medals and is a graduate of the Defense Language Institute.

ITEM 5.06   CHANGE IN SHELL COMPANY STATUS.

On or about January 6, 2017, as a result of completing our Share Exchange Agreement and changing the focus of our business from mining to, encryption hardware and software we were, as a matter of law, no longer a “shell company” as that term is defined in Rule 405 of the Securities Act of 1933, as amended.  Rule 405 provides that:

Shell company. The term shell company means a registrant, other than an asset-backed issuer as defined in Item 1101(b) of Regulation AB (§229.1101(b) of this chapter), that has:

 (1)  No or nominal operations; and

 (2)  Either:

      (i)    No or nominal assets;

      (ii)   Assets consisting solely of cash and cash equivalents; or

     (iii)   Assets consisting of any amount of cash and cash equivalents and nominal other assets.

Note: For purposes of this definition, the determination of a registrant’s assets (including cash and cash equivalents) is based solely on the amount of assets that would be reflected on the registrant’s balance sheet prepared in accordance with generally accepted accounting principles on the date of that determination.

We have determined that we were no longer a shell company at January 6, 2017 based upon the fact that we have more than nominal assets, other than cash and more than nominal operations.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

We are including the following discussion to inform our existing and potential security holders generally of some of the risks and uncertainties that can affect our company and to take advantage of the “safe harbor” protection for forward-looking statements that applicable federal securities law affords.

From time to time, our management or persons acting on our behalf may make forward-looking statements to inform existing and potential security holders about our company. All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, nationally and/or in the communities in which our company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our company’s operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. You should consider carefully the Risk Factors and other sections of this report, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements. We do not undertake, and specifically disclaim, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the United States Securities and Exchange Commission (the “SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

GLOSSARY OF ENCRYPTION HARDWARE AND SOFTWARE TERMS

STATIC ENCRYPTION – (current 128 bit encryption) is like putting all of your data into one big “safe”. Once the encryption sequence is “hacked”, ALL data that is protected by that sequence key is deciphered and stolen by the hacker.  Added protection involves changing the key on static single key encryption, however, this change causes a large amount of overhead and slows the transmission time down significantly.

DYNAMIC ENCRYPTION – (InterLok’s patented encryption) incorporates a unique encryption sequence that changes continuously so there is never a correlation between data sent and data received.  This creates minimal impact in time or complexity to the encryption/decryption execution process, keeping things moving at an efficient pace.

SESSION HIJACKING - An attack designed to gain unauthorized access to information or services, typically by monitoring network traffic and capturing the cookie used for remote authentication.

MAN-IN-THE-MIDDLE (MITM) ATTACK - An attack in which an attacker is able to read, insert and modify at will messages between two parties without either party knowing that the link between them has been compromised.

PHARMING - An attempt to redirect a web site’s traffic to a bogus web site, either by changing the hosts file on the victim’s computer or by exploiting vulnerabilities in DNS server software. Victims can enter a legitimate URL and be redirected to a fake site, then be subject to ID theft.

ARP SPOOFING - A technique used to send fake ARP messages to confuse network switches as to the true identity of a computer or other network component. As a result, messages intended for one machine can be mistakenly sent to another machine allowing packets to be sniffed for passwords and other sensitive information.

BRUTE FORCE (DICTIONARY) ATTACK - An attack that consists of systematically enumerating all possible candidates for a solution to the secret attempting to compromise restricted information. Brute-force attacks benefit from the increase in processing power.  In a brute force attack, automated software is used to generate a large number of consecutive guesses as to the value of the desired data. Brute force attacks may be used by criminals to crack encrypted data, or by security analysts to test an organization's network security.

PHYSICAL THEFT OF ENCRYPTION KEYS - The loss of a set of user keys through the theft of a laptop, USB drive or hard drive.

JAILBREAKING – The removing of software restrictions imposed by iOS, Apple’s operating system, on devices running it through the use of software exploits; devices include the iPhone, iPod touch, iPad, and the AppleTV 2 and 4.  Jailbreaking permits root access to the iOS file system and manager, allowing the download of additional applications, extensions, and themes that are unavailable through the official Apple App Store.

BUSINESS DESCRIPTION

Butte Highlands Mining Company (hereinafter “Butte” or “the Company”) was incorporated in May 1929 under the laws of the State of Delaware for the purpose of exploring and mining the Butte Highland’s (Only Chance) Mine, south of Butte, Montana. On January 6, 2017, we changed the focus of our business when we acquired all of the ownership interests of InterLok Key Management, Inc., a Texas corporation engaged in the business of developing and licensing its patented key based encryption methods.

Attempts to safeguard information from unauthorized use have met with limited success. The increasing number of data thefts and security breaches, as well as new and pending legislation is driving many businesses to shift their focus and make data security a top priority.

Stronger encryption is a key component to the overall solution to this problem. InterLok was formed to develop and license a new approach that enhances the strength of today’s key-based encryption methods. Through its patented Dynamic Synchronous Key Management technology, InterLok brings innovation to data encryption security. Its solutions increase the effectiveness of current encryption products. InterLok’s unique design also prevents hacker attacks by providing perpetual authentication for communication sessions. As the next generation data security leader, InterLok technology addresses current market perception of encryption: cost, implementation and human interaction.

COMPETITION AND COMPETITIVE ADVANTAGE

InterLok expects to see growth in competitive products offered from leading Cloud Storage Providers, IT network managers, and security software vendors who want to license InterLok’s method of encryption. Most of these companies currently offer some type of encryption as a standard option or feature. InterLok anticipates that many of these same companies will become licensees and offer the InterLok solution to keep unauthorized users and hackers out. We expect Original Equipment Manufacturer (OEM) customers to integrate our technology into their existing and future product lines.

InterLok enjoys a competitive advantage in that its technology does not directly displace existing products available in the market today: it enhances and adds new capabilities resulting in stronger, more effective data security.  InterLok will achieve its goals and objectives through product development and marketing of applications leveraging its proprietary U.S. patent:

• U.S. Patent No. 6,466,780 entitled "Method and Apparatus for Securing Digital Communications"

MARKET FOR ENCRYPTION HARDWARE AND SOFTWARE

Concern for information security is at an all-time high as reports of major corporate and governmental breaches continue to show up in news reports on a regular basis. At the State and Federal levels, laws have been passed mandating higher levels of privacy for data storage and notification of breaches of that privacy. While many look for a solution, Cybercrime continues to grow an alarming rate. Hackers from all over the world continue to attack our most sensitive records putting businesses and the government at a very high risk. As a result, growth in the total worldwide IT security market will continue to expand with much effort targeted toward encryption technology solutions. This market is very large and is driven by corporate governance and business realities to protect both corporate information as well as the individual’s private information.

MARKET DRIVERS

Concern for information security is at an all-time high as reports of corporate and governmental breaches continue to be in the news daily. The result of these breaches is new laws and regulations enacted globally. Several new State and Federal laws are in the process of being passed mandating higher levels of privacy for data storage and notification for breaches of privacy.  Many foreign governments also have their own information security laws. These laws typically require that data must be accurate, secure, and used only with respect for the rights of companies and individuals.

Companies conducting business with overseas clients or partners will be required to comply with complex laws regarding privacy.  Expanding legal requirements for personal information security means increased financial exposure.  Company executives, who have delegated data security responsibilities, must begin taking a more active role in information security.  It currently costs a breached company almost $200 for each record stolen.

REVENUE GENERATION

InterLok will also generate royalty revenue by securing license agreements with leading vendors in each technology segment. The unit volume and dollar value of these license agreements can only be estimated in comparison to other similar products; these projections will be confirmed when the products are presented to potential customers during the initial start-up phase. InterLok branded software and security solutions are expected to be launched later in the first year of operation making significant contributions to revenue.

GOVERNMENTAL REGULATION

The Federal Information Processing Standard (FIPS) Publication 140-2, (FIPS PUB 140-2), is a U.S. government computer security standard used to accredit cryptographic modules. The title is Security Requirements for Cryptographic Modules.

COMPANY’S OFFICE

Our offices are located at 777 S. Post Oak Lane Suite 1700 Houston, Texas 77056

EMPLOYEES

We currently have two full-time employees and three part-time employees.

RISK FACTORS

We lack an operating history, have never had more than nominal revenues, have no current prospects for significant future revenues, and have losses which we expect to continue into the future. As a result, we may have to suspend or cease operations.

We were incorporated on May 1929 for the purpose of mining.  On January 6, 2017, we completed an exchange of restricted shares of our common stock for all of the ownership interests of InterLok Key Management, Inc. a Texas corporation and changed our business focus from mining to patented encryption technology.  We have no operating history upon which an evaluation of our future success or failure can be made. Losses are a result of the issuance of stock and, incorporation, legal and accounting. We have never had revenues and we do not have any current prospects for future revenues. Our ability to achieve and maintain profitability and positive cash flow is dependent upon:

*

our ability sell encrypted software and hardware

*

our ability to generate revenues from the sale of encrypted software and hardware

*

our ability to reduce development costs.

Based upon current plans, we expect to incur operating losses in future periods. This will happen because there are expenses associated with the research and development of encryption applications. As a result, we may not generate revenues in the future. Failure to generate revenues could cause us to suspend or cease operations.

Because we are small and do not have much capital, we may have to limit our development activity which may result in a loss of your investment.

Because we are small and do not have much capital, we must limit our development activity. As such we may not be able to complete a software and hardware program that is as thorough as we would like. Therefore, we have not considered and will not consider any activity beyond our current patented technology.

Because our Chief Technology Officer has other outside business activities he will only be devoting 30% of his time or approximately twelve hours per week to our operations.

Risks associated with the Company:

Because our officers and directors will own more than 50% of the outstanding shares they will control the company and will be able to decide who will be directors.  As a result you may not be able to elect any directors.

Total shares following the merger:  59,637,780

Need for substantial additional capital.

We are in need of substantial additional capital, without which our ability to continue as a going concern will be jeopardized. In order to fund our ongoing, day-to-day operations, we will continue to require significant amounts of additional capital, and the failure to obtain such additional capital will materially adversely affect our operations. In order to fully implement our plan of operation, it will be necessary to raise at least an additional $1,250,000.  There is no assurance that we will be successful in raising additional capital. If we raise additional capital through the sale of common stock, you could experience dilution. If we are unsuccessful in raising such additional capital, you could lose your entire investment.

FINRA sales practice requirements may limit a stockholder’s ability to buy and sell our stock.

The Financial Industry Regulation Authority (FINRA) has adopted rules that apply to broker/dealers in recommending an investment to a customer. The broker/dealers must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative, low-priced securities to their non-institutional customers, broker/dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative, low-priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker/dealers to recommend our common stock to their customers, which may have the effect of reducing the level of trading activity and liquidity of our common stock. Further, many brokers charge higher transactional fees for penny stock transactions. As a result, fewer broker/dealers may be willing to make a market in our common stock, reducing our stockholder’s ability to resell shares of our common stock.

Our future sales of our common shares could cause our stock price to decline.

There is no restriction on our ability to issue additional shares. We cannot predict the effect, if any, that market sales of our common shares or the availability of shares for sale will have on the market price prevailing from time to time. Sales by us of our common shares in the public market, or the perception that our sales may occur, could cause the trading price of our stock to decrease or to be lower than it might be in the absence of those sales or perceptions.

The market price of our common stock may be volatile.

The trading price of our common stock may be highly volatile and could be subject to wide fluctuations in response to various factors. Some of the factors that may cause the market price of our common stock to fluctuate include:

*

fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

*

changes in estimates of our financial results or recommendations by securities analysts;

*

failure of any of our products to achieve or maintain market acceptance;

*

changes in market valuations of similar companies;

*

significant products, contracts, acquisitions or strategic alliances of our competitors;

*

Success of competing products or services;

*

changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

*

regulatory developments;

*

litigation involving our company, our general industry or both;

*

additions or departures of key personnel;

*

investors’ general perception of us; and

*

changes in general economic, industry and market conditions.

MANAGEMENT’S DISCUSSION/ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-looking Statements

This Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) contains forward-looking statements that involve known and unknown risks, significant uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, or implied, by those forward-looking statements.  You can identify forward-looking statements by the use of the words may, will, should, could, expects, plans, anticipates, believes, estimates, predicts, intends, potential, proposed, or continue or the negative of those terms.  These statements are only predictions. In evaluating these statements, you should consider various factors which may cause our actual results to differ materially from any forward-looking statements.  Although we believe that the exceptions reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

The following review of operations are for the years ending December 31, 2015 and December 31, 2014 and the nine month periods ending September 30, 2016 and September 30, 2015 and should be read in conjunction with our Condensed Consolidated Financial Statements and the Notes included in this Form 8-K and with the Consolidated Financial Statements, Notes and Management’s Discussion.

Discussion of Operation (Butte Highlands Mining Company, Inc.)

Year ended December 31, 2015 compared to year ended December 31, 2014.

Result of Operations

During 2015, the Company had net loss of $32,750 compared to a net loss of $40,000 during 2014.  This loss, which represents a decrease loss of $7,250 over the year ended December 31, 2014, is primarily due to decreases in professional fees in the amount of $1,610 and general and administrative expenses in the amount of $5,657.

Total operating expenses decreased to $32,741 in 2015 from $40,008 in 2014.  The difference is due to decreases in professional fees and general and administrative expenses.

For 2015, the Company had net other income (loss) of ($9) from interest expense compared to net other income of $8 from interest income during 2014.

Liquidity and Capital Resources

The Company’s working capital at December 31, 2015 was $98,603 compared to working capital of $131,353 at December 31, 2014. Working capital decreased primarily because the Company only had no income in 2015 to offset its operating expenses.

Net cash used in operating activities was $28,534 in 2015 compared with $40,598 in 2014.

Cash flow from investing activities was zero in 2015, remaining unchanged from 2014.

Cash flow from financing activities was zero in 2015, remaining unchanged from 2014.

As a result, cash decreased by $28,534 in 2015. The Company had cash of $102,819 as of December 31, 2015.

Nine month period ended September 30, 2016 compared to the period ended September 30, 2015

Result of Operations

During the three and nine month periods ended September 30, 2016, the Company had a net loss of $7,041 and $36,850 respectively compared to a net loss of $4,775 and $23,807 during the three month and nine month periods ended September 30, 2015.  This represents an increase in net loss in the amount of $2,266 over the respective three month period ended September, 2015 and an increase of $13,043 over the respective nine month period ended September 30, 2015. The increase in loss for these periods is due to increased professional fees and general and administrative expenses.

Total operating expenses increased to $7,041 during the three month period ended September 30, 2016 from $4,775 for the comparable period ended September 30, 2015.  This increase in loss is due primarily to the timing of billing for professional fees for services provided during the period ending September 30, 2016.

Liquidity and Capital Resources

The Company’s working capital at September 30, 2016 was $61,752 compared to working capital of $98,603 at December 31, 2015. Working capital decreased primarily due to continuing operating expenses with no income and additional professional fees incurred in connection with the Share Exchange Agreement with InterLok.

Net cash used in operating activities was $31,892 during the nine month period ended September 30, 2016 compared with $24,059 during the nine month period ended September 30, 2015.

Cash flow from investing activities was $0 during the nine month period ended September 30, 2016 compared to $0 during the nine month period ended September 30, 2015.

Cash flow from financing activities was $0 during the nine month period ended September 30, 2016 compared with $0 during the nine month period ended September 30, 2015.

On January 6, 2017 we acquired 100% of the issued and outstanding common stock of InterLok in consideration for which we issued 56,655,891 restricted shares of our Class A Common Stock.

RESULTS OF OPERATIONS

		Net Income			Stockholders
	Revenues	(Loss)	Assets	Liabilities	Equity
Year 2014	$0	$(40,000)	$$131,353	$0	$131,353
Year 2015	0	(32,750)	$102,992	4,389	98,603
Nine Months Ended September 30, 2016	0	(36,850)	70,926	9,174	61,752

Critical Accounting Policies and Estimates

In the notes to the audited financial statements for the year ended December 31, 2015 included in the Company’s Form 10-K, the Company discussed those accounting policies that are considered to be significant in determining the results of operations and our financial position. We believe that the accounting principles utilized by us conform to accounting principles generally accepted in the United States of America.

The preparation of financial statements requires management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature, these judgments are subject to an inherent degree of uncertainty. On an on-going basis, we evaluate our estimates, such as those related to bad debts, inventories, intangible assets, warranty obligations, product liability, revenue, and income taxes. We base our estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities. The actual results may differ from these estimates under different assumptions or conditions.

Discussion of Operations (InterLok Key Management, Inc.)

Software and Hardware Revenues

For the year ending December 31, 2014 encryption software and hardware revenues were $0.00 compared to $0.00 for the year ending December 31, 2015 and for the nine months ending September 30, 2016 were $0.00

Intangible assets with definite lives are subject to amortization. At December 31, 2015 and 2014 and September 30, 2016 such intangible assets consist of a purchased patent which is being amortized on a straight-line basis over the patent life of 20 years.  The patent 6,466,780 was initially granted on October 15, 2002. Intangible assets with definite lives are tested for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. These conditions may include an economic downturn, regulations, or a change in the assessment of future operations.

General and Administrative Expenses

For the year ending December 31, 2015 general and administrative expenses increased to $12,160 compared to

$2,376 for the year ending December 31, 2014 and for the nine months ending September 30, 2016 general and administrative expenses increased to $46,258 compared to $9,507 for the nine months ending September 30, 2015. The increase was due to legal and accounting expenses incurred to prepare for our merger with a public company.

Depreciation and Amortization

For the year ending December 31, 2015, depreciation and amortization expense was $30 compared to $30 for the year ending December 31, 2014, and for the nine months ending September 30, 2015 depreciation and amortization expense was $23 compared to $23 for the nine months ending September 30, 2016.

Net Income (Loss)

For the year ending December 31, 2014 our net loss was $2,406 compared to a net loss of $12,190 for the year ending December 31, 2015 and for the nine months ending September 30, 2016 our net loss increased to $47,822 compared to $9,530 for the nine months ending September 30, 2015. The 2016 increase was legal and accounting expenses incurred to prepare for our merger with a public company.

FINANCIAL SUMMARY OF SUCCESSOR COMPANY

Financial Condition, Liquidity and Capital Resources

The Company estimates that the annual costs associated with being a reporting public company will be approximately $40,000. This amount is comprised of accounting fees of approximately $25,000 and legal fees of $15,000.  In addition the Company anticipates that it will incur substantial operating and marketing expenses. It will be necessary for the Company to raise additional capital to continue its business activities in the next twelve months.

In addition to software and hardware prices, researching and developing sufficient amounts of products at economical costs are critical to our long-term success. For 2017, we expect to spend approximately $1 to $2 million in capital for research and development, using proceeds from the sale of our stock to supplement our cash flows from operations in order to fund our capital and development expenditures. We believe our existing cash on hand, operating cash flows and proceeds from the sale of stock may not be sufficient to fund our capital and development spending in the current year. We will continue to assess the software and hardware environment along with our liquidity position and may increase or decrease our capital and development expenditures accordingly.

Our 2017 strategy is to raise capital to complete research and development. While we may consider acquisitions from time to time, we intend to remain focused on pursuing research and development.

Additionally, we intend to maintain spending discipline and manage our balance sheet in an effort to ensure sufficient liquidity, including cash resources and available credit. For 2017, we have allocated our planned program for capital and research and development expenditures primarily to the encryption cyber security market. We believe these strategies are appropriate for our portfolio of patents. Software and hardware pricing environments and will continue to add shareholder value over the long-term.

This discussion should be read in conjunction with other discussions included in this document and with prior year’s financial statements. Some of the statements are “Forward Looking Statements” and are thus prospective. As discussed, these forward-looking statements are subject to risks, uncertainties and other factors that could cause results to differ materially for the results expressed or implied by such statements.

Critical Accounting Policies and Estimates

The preparation of financial statements requires management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature, these judgments are subject to an inherent degree of uncertainty. On an on-going basis, we evaluate our estimates, such as those related to bad debts, inventories, intangible assets, warranty obligations, product liability, revenue, and income taxes. We base our estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities. The actual results may differ from these estimates under different assumptions or conditions.

DESCRIPTION OF PROPERTY

The company maintains office space at:  777 S. Post Oak, Suite 1700, Houston, Texas 77056.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of our Common Stock as of January 6, 2017 held by (i) each person known to us to be the beneficial owner of more than five percent of our Common Stock; (ii) each director and director nominee; (iii) each executive officer; and (iv) all directors, director nominees and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of Common Stock subject to options and warrants currently exercisable or which may become exercisable within 60 days of December 30, 2016 are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them. The following table assumes 59,637,780 shares are outstanding as of January 6, 2017, consisting of 58,098,908 shares of Class A Common Stock and 1,538,872 shares of Class B Common Stock. Class A Common Stock following the completion of the share exchange pursuant to the terms of the Share Exchange Agreement.

The following table sets forth, as of the date of the date in the change of the majority of directors (as set forth on page 3 herein), the total number of shares owned beneficially by each of our directors, officers and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares immediately after the Share Exchange with owners of InterLok Key Management, Inc. The stockholders listed below have direct ownership of his shares and possess voting and dispositive power with respect to the shares.  Immediately after the Share Exchange, there were 59,637,780 shares of common stock outstanding.

Name of		Number of	Percentage of
Beneficial Owner (1)	Position	Shares	Ownership

Jeff Barrett	Vice President of Planning	15,900,000	26.66%

Greg Lipsker	Director	250,000.42%

J. D. McGraw	CEO/President	23,531,081	39.46%

Daniel Lerner	Chief Technology Officer	5,000,000	8.38%

Miguel Yanez	Vice President of Latin America	550,000	0.92%

Dan Dinhoble	Vice President of Operations	50,000.08%

Len Walker	Vice President of Legal	150,000.25%

All officers and directors as a group
(7 individuals)		45,431,081	76.17%

(1)

The address for each officer/director is our address at 777 S. Post Oak, Suite 1700 Houston, Texas 77056.

Future sales by existing stockholders

Currently, Rule 144 of the Securities Act of 1933, as amended, (the “Act”) is unavailable for the resale of our shares of common stock because we are categorized as a “shell company” as that term is defined in Reg. 405 of the Act.  A “shell company” is a corporation with no or nominal assets or its assets consist solely of cash, and no or nominal operations.  One year from the date that we file this Form 8-K, Rule 144 will then be available for the resale of our restricted securities.

Related Party Transaction

In a related agreement, on June 20, 2016 Paul Hatfield entered into a Stock Purchase Agreement with JD McGraw, of Houston, Texas.  Mr. McGraw was instrumental in negotiating the LOI. Pursuant to the terms of the Stock Purchase Agreement, Mr. McGraw, or his assigns, have been granted the right to purchase from Mr. Hatfield a maximum of Five-Hundred Thousand (500,000) Shares at a price of $0.15 per share. The Stock Purchase Agreement is effective for a period of twenty-four (24) months commencing upon the closing of the transaction contemplated by the LOI.

DIRECTORS AND EXECUTIVE OFFICERS

Our directors serve until their successors are elected and qualified. Our officers are elected by the board of directors to a term of one (1) year and serves until their successor is duly elected and qualified, or until they are removed from office. The Board of Directors has no nominating, auditing or compensation committees.

The names, ages and positions of our officers and directors are set forth below:

*In compliance with rule 14f-1 of the Securities Exchange Act of 1934, these directors will not assume their positions as previously disclosed in 5.02 of this document.

Name and Address	Age	Position(s)

Jeff Barrett 1110 Crossroads Houston, Texas 77079	59	Vice President of Planning and Director
Greg Lipsker 1213 W Railroad Avenue Spokane, WA 99201	66	Director
J. D. McGraw 9726 Westview Houston, Texas 77055	58	CEO/President and Director
Daniel Lerner 4346 King Cotton Lane Missouri City, Texas 77459	62	Chief Technology Officer
Miguel Yanez 20714 Castle Bend Dr. Katy, Texas 77450	44	Vice President of Sales, Latin America
Dan Dinhoble 4113 Bluffridge Dr. Austin, Texas 78759	51	Vice President of Operations
Len Walker 802 Lochtyne Way Houston, Texas 77024	46	Vice President of Legal

Background of Officers and Directors

Involvement in Certain Legal Proceedings

During the past ten years Barrett, McGraw, Lipsker, Lerner, Dinhoble, Yanez, and Walker have not been the subject of the following events:

1.

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.

Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i)

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii)

Engaging in any type of business practice; or

iii)

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.

Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i)

Any Federal or State securities or commodities law or regulation; or

ii)

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee and Charter

We do not have a separately-designated audit committee of the board. Audit committee functions are performed by our Board of Directors. Gregory B. Lipsker is our only director deemed independent. Directors JD McGraw and Jeff Barrett also hold positions as our executive officers. Our audit committee is responsible for: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee.

Code of Ethics

We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code. A copy of the code of ethics was filed as an Exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission on April 4, 2009.

Disclosure Committee and Charter

We do not have a disclosure committee charter. Our disclosure committee is comprised of all of our officers and directors. The purpose of the committee is to provide assistance to the Chief Executive Officer and the Chief Financial Officer in fulfilling their responsibilities regarding the identification and disclosure of material information about us and the accuracy, completeness and timeliness of our financial reports.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.  Based on our review of the copies of such forms received by us, or written representations that no other reports were required, and to the best of our knowledge, we believe that all of our officers, directors, and owners of 10% or more of our common stock filed all required Forms 3, 4, and 5.  Messrs Barrett, McGraw and Lipsker will be filing their Form 3’s within the next 10 business days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Description of Securities

The total number of shares of all classes of stock which the Company has the authority to issue is 521,707,093 shares having a par value $0.001 per share, of which 20,000,000 shares are designated as Preferred Stock, 500,000,000 shares are designated Class A Common Stock and, 1,707,093 shares are designated as Class B Common Stock.

The designations, relative rights, preferences and limitations of the shares of Preferred Stock, Class A Common Stock and Class B Common Stock are as follows:

Preferred Stock

The Preferred Stock is entitled to preference over the Common Stock with respect to the distribution of assets of the Company in the event of liquidation, dissolution, or winding-up of the Company, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs.  The authorized, but unissued shares of Preferred Stock, may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors, in their sole discretion, shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

Class A Common Stock:

Voting.  The holders of Class A Common Stock at all times vote as one class with each holder of record entitled to one vote for each share held.  A holder of shares of Class A Common Stock is not entitled as a matter of right to cumulate its votes.

Dividends.  Each issued and outstanding share of Class A Common Stock entitles the holder thereof to receive dividends (whether payable in cash, stock or otherwise) when, as and if declared by the Board of Directors of this corporation out of funds legally available therefor.

Liquidation, Dissolution or Winding Up.  In the event of any liquidation, dissolution or winding up of the affairs of this corporation, whether voluntary or involuntary, each issued and outstanding share of Class A Common Stock entitles the holder of record thereof to receive ratably and equally all the assets and funds of this corporation available for distribution to its stockholders, whether from capital or surplus.

Merger, Consolidation, Etc.  Upon the merger or consolidation of the Company (in a merger or consolidation in which stockholders of this corporation receive cash or securities of any other person or entity upon such merger or consolidation), or upon the sale or other disposition of all or substantially all of the properties and assets of this corporation as an entirety to any person or entity, the aggregate consideration therefor, payable to the stockholders of this corporation, if any, shall be distributed as if such merger, consolidation, sale or other disposition were a distribution in liquidation, dissolution or winding up of the affairs of the Company.

Preemptive Rights.  A holder of shares of Class A Common Stock is not be entitled as a matter of right to preemptive rights to acquire additional shares of capital stock of the Company.

Class B Common Stock:

Voting.  The holders of Class B Common Stock are not entitled to vote with respect to any matter submitted to the stockholders of the Company for vote.

Dividends.  Each issued and outstanding share of Class B Common Stock entitles the holder thereof to receive dividends (whether payable in cash, stock or otherwise) when, as and if declared by the Board of Directors of this corporation out of funds legally available therefor.

Liquidation, Dissolution or Winding Up.  In the event of any liquidation, dissolution or winding up of the affairs of this corporation, whether voluntary or involuntary, each issued and outstanding share of Class B Common Stock entitles the holder of record thereof to receive ratably and equally all the assets and funds of the Company available for distribution to its stockholders, whether from capital or surplus.

Merger, Consolidation, Etc.  Upon the merger or consolidation of the Company (in a merger or consolidation in which stockholders of the Company receive cash or securities of any other person or entity upon such merger or consolidation), or upon the sale or other disposition of all or substantially all of the properties and assets of the Company as an entirety to any person or entity, the aggregate consideration therefor, payable to the stockholders of the Company, if any, shall be distributed as if such merger, consolidation, sale or other disposition were a distribution in liquidation, dissolution or winding up of the affairs of the Company.

Preemptive Rights.  A holder of shares of Class B Common Stock is not be entitled as a matter of right to preemptive rights to acquire additional shares of capital stock of the Company.

Reports

After the filing of this form 8-K, we will not be required to furnish shareholders with an annual report. Further, we will not voluntarily send shareholders an annual report. We will be required to file reports with the SEC under section 15(d) of the Securities Act. The reports will be filed electronically. The reports we will be required to file are Forms 10-K, 10-Q, and 8-K. Shareholders may read copies of any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that will contain copies of the reports we file electronically. The address for the Internet site is www.sec.gov.

Stock Transfer agent

Stock transfer agent for our securities is COLUMBIA STOCK TRANSFER COMPANY, 1869 E SELTICE WAY SUITE 292, Post Falls, Idaho 83854

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market for Common Equity and Related Stockholder Matters

a)  Market Information.  Our Class A Common Stock is quoted in the over-the-counter market on OTCQB with the symbol BTHI. The following table sets forth the range of high and low bid prices for the years ended December 31, 2015 and 2014 and the interim quarters of 2016.  These bid prices reflect inter-dealer prices without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.  Our Class A Common Stock is thinly traded. In 2015 a total of 8,000 shares of the Class A Common Stock were traded and through the first three quarters of 2016 a total of 40,000 shares were traded

b)  Holders of Record.  As of January 6, 2017 there were approximately 135 holders of record of the Company’s Class A Common Stock.

c)  Dividends.  The Company has paid no dividends and has no plans to pay dividends in the foreseeable future, even if funds are available, as to which there is no assurance.  There are no restrictions on the Company's ability to pay dividends.

Nine Month Period Ending September 30, 2016	High Bid	Low Bid
First Quarter	$0.31	$0.31
Second Quarter	$1.00	$0.31
Third Quarter	$0.52	$0.38

Year Ending December 31, 2015	High Bid	Low Bid
First Quarter	$0.51	$0.51
Second Quarter	$0.51	$0.51
Third Quarter	$0.51	$0.40
Fourth Quarter	$0.40	$0.18

We do not anticipate paying any cash dividends in the foreseeable future.

Section 15(g) of the Securities Exchange Act of 1934

Our shares are covered by Section 15(g) of the Securities Exchange Act of 1934, as amended that imposes additional sales practice requirements on broker/dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouses). For transactions covered by the Rule, the broker/dealer must make a special suitability determination for the purchase and have received the purchaser’s written agreement to the transaction prior to the sale. Consequently, the Rule may affect the ability of broker/dealers to sell our securities and also may affect your ability to sell your shares in the secondary market.

Section 15(g) also imposes additional sales practice requirements on broker/dealers who sell penny securities. These rules require a one page summary of certain essential items. The items include the risk of investing in penny stocks in both public offerings and secondary marketing; terms important to in understanding of the function of the penny stock market, such as bid and offer quotes, a dealers spread and broker/dealer compensation; the broker/dealer compensation, the broker/dealers duties to its customers, including the disclosures required by any other penny stock disclosure rules; the customers rights and remedies in causes of fraud in penny stock transactions; and, the FINRA’s toll free telephone number and the central number of the North American Administrators Association, for information on the disciplinary history of broker/dealers and their associated persons.

Securities authorized for issuance under equity compensation plans

We have no equity compensation plans and accordingly we have no shares authorized for issuance under an equity compensation plan.

RECENT SALES OF UNREGISTERED SECURITIES

On January 6, 2017, we issued 56,655,891 restricted shares of common stock to 29 individuals and/or entities in exchange for all of the issued and outstanding shares of InterLok common stock. The foregoing shares were issued pursuant to the exemption from registration contained in Section 4 (2) (a) of the Securities Act of 1933, as amended (the “Act”) and Reg. 506.  Each purchaser was an accredited investor as that term is defined in Reg. 501 of the Act or sophisticated investor. . We filed a Form D with the SEC and with each state in which a purchaser resided.

LEGAL PROCEEDINGS

We are not a party to any pending litigation and none is contemplated.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

There have been no disagreements on accounting and financial disclosures from the inception of our company through the date of this Form 8-K.  Fruci & Associates II, PLLC of Spokane, Washington audited our financial statements for the years ended December 31, 2015 and 2014.

EXECUTIVE COMPENSATION

During the year ended December 31, 2015, Susan Ann Robinson-Trudell and Doris Marie Prater, former Directors of the Company, each received a Directors fee of $500. No Directors fees were paid during the year ended December 31, 2014. Mr. Hatfield received no compensation for serving as the President and a Director of the Company. No officers were compensated by the Company for the years ended December 31, 2014 and December 31, 2013. In addition, the Company provided no stock options, warrants, or stock appreciation rights, and there are no employment contracts, incentive pay agreements or outstanding options with any officer or director.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Under our Bylaws, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he/she acted in good faith and in a manner he/she reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he/she is to be indemnified, we must indemnify him/her against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the states of Texas and Delaware. .

Regarding indemnification for liabilities arising under the Securities Act of 1933, as amended, which may be permitted to directors or officers under Delaware law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.

CONSENTS AND APPROVALS

No filing or registration with, no notice to and no permit, authorization, consent or approval of any third party or any Governmental Authority not heretofore delivered to InterLok is necessary for Butte’s consummation of the Share Exchange Agreement.

BROKER’S FEES AND COMMISSIONS

Neither Butte nor any of its shareholders, directors, officers, employees or consultants has employed any investment banker, broker, finder, or intermediary, and such no fee or other commission is owed to any third party, in connection with the Share Exchange.

UNTRUE OR MISLEADING STATEMENTS

No representation or warranty contained in this document contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading.

ACCESS TO INFORMATION

At reasonable times without causing unreasonable disruption to the Business, InterLok shall give to Butte and its authorized representatives full access to all personnel, offices, and other facilities, and to all books and records of InterLok (including, without limitation, Tax Returns and accounting work papers) and will permit Butte to make, and will fully cooperate with regard to, such inspections in order to conduct, among other things, interviews of individuals and visual inspections of facilities as Butte may reasonably require and will fully cooperate in such interviews and inspections and will cause InterLok’s officers to furnish to Butte such financial and operating data and other information with respect to the Business and the Assets as Butte may from time to time reasonably request.

CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

In connection with the preparation of this report on Form 8-K, an evaluation was carried out by the Company’s management, with the participation of the Chief Executive Officer/Financial Officer, of the effectiveness of the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 (“Exchange Act”)) as of December 31, 2015. Disclosure controls and procedures are designed to ensure that information required to be disclosed in reports filed or submitted under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the SEC rules and forms and that such information is accumulated and communicated to management, including the Principal Executive Officer and the Principal Financial Officer, to allow timely decisions regarding required disclosures.

Based on that evaluation, the Company’s management concluded, that the Company’s disclosure controls and procedures were not effective in recording, processing, summarizing, and reporting information required to be disclosed, within the time periods specified in the Securities and Exchange Commission’s rules and forms.

Managements Report of Internal Control over Financial Reporting

Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. The Company’s internal control over financial reporting is a process, under the supervision of the Principal Executive Officer/Financial Officer, designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with United States generally accepted accounting principles (GAAP). Internal control over financial reporting includes those policies and procedures that:

•

Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the Company’s assets;

•

Provide reasonable assurance that transactions are recorded as necessary to permit preparation of the financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the Board of Directors; and

•

Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

The Company’s management conducted an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). As a result of this assessment, management identified a material weakness in internal control over financial reporting.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis.

The material weakness identified is described below.

Lack of Appropriate Independent Oversight.  The board of directors has not provided an appropriate level of independent oversight of the Company’s consolidated financial reporting and procedures for internal control over financial reporting.  The independent directors do not provide oversight of the adequacy of financial reporting and internal control procedures.  In addition, due to insufficient staffing and the lack of full-time personnel, it was not possible to ensure appropriate segregation of duties between incompatible functions, and formalized monitoring procedures have not been established or implemented.

As a result of the material weakness in internal control over financial reporting described above, the Company’s management has concluded that, as of December 31, 2015, the Company’s internal control over financial reporting was not effective based on the criteria in Internal Control – Integrated Framework issued by COSO.

This annual report does not include an attestation report of our independent registered public accounting firm regarding internal control over financial reporting. We were not required to have, nor have we, engaged our independent registered public accounting firm to perform an audit of internal control over financial reporting pursuant to the rules of the Securities and Exchange Commission that permit us to provide only management’s report in this annual report.

Changes in Internal Control over Financial Reporting

As of the end of the period covered by this report, there have been no changes in internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) during the quarter ended December 31, 2015, that materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        FINANCIAL STATEMENTS

Financial Statements of Butte Highlands, Inc. are incorporated by reference from the following:

*

Our Form 10-K for the period ended December 31, 2015 is filed as exhibit 99.1 by reference.

*

Our Form 10-Q for the period ended March 31, 2016 is filed as exhibit 99.2 by reference.

*

Our Form 10-Q for the period ended June 30, 2016 is filed as exhibit 99.3 by reference.

*

Our Form 10-Q for the period ended September 30, 2016 is filed as exhibit 99.4 by reference.

The following Financial Statements of the business acquired are filed herewith:

*

Audited Financial Statements of InterLok Key Management, Inc. for years ended December 31, 2014 and December 31, 2015 are filed as Exhibit 99.6 hereto.

*

Unaudited Financial Statements of InterLok Key Management, Inc. for the nine month period ended September 30, 2016 and September 30, 2015 are filed as Exhibit 99.7 hereto.

Pro Forma Financial Information:

The Unaudited Pro Forma Condensed Financial Statements at September 30, 2016 are filed as Exhibit 99.8 hereto.

Shell Company Transactions

Reference is made to Items 5.02 and 5.06 and the exhibits referred to therein, which are incorporated herein by reference.

EXHIBIT INDEX

Incorporated by reference
Exhibit	Document Description	Form	Date Filed	Exhibit Number	Filed herewith

Butte Highlands Mining Company, Inc. Exhibits

3.1	Articles of Incorporation Butte Highlands, Inc.	10-Q	5/04/09

3.2	Bylaws of Butte Highlands, Inc.	10-Q	5/04/09

14.1	Code of Ethics (Included in 10-K period ending December 31, 2009).	10-K	4/09/10	14

23.1	Consent of Accountants for Butte Highlands, Inc.				X

99.1	Form 10-K (period ended December 31, 2015) Butte Highlands, Inc.	10-K	3/30/16

99.2	Form 10-Q (period ended March 31, 2016) Butte Highlands, Inc.	10-Q	5/23/16

99.3	Form 10-Q (period ended June 30, 2016) Butte Highlands, Inc.	10-Q	8/22/16

99.4	Form 10-Q (period ended September 30, 2016) Butte Highlands, Inc.	10-Q	11/09/16

99.5	Specimen Stock Certificate of Butte Highlands, Inc.				X

InterLok Key Management, Inc. Exhibits

3.3	Articles of Incorporation InterLok Key Management, Inc.				X

3.4	By Laws of InterLok Key Management, Inc.				X

10.1	Share Exchange Agreement.				X

23.2	Consent of Accountants for InterLok Key Management, Inc.				X

99.6	Audited Financial Statements of InterLok Key Management, Inc.				X

99.7	Unaudited Financial Statements of InterLok Key Management, Inc.				X

99.8	Unaudited Pro Forma Condensed Financial Statements.				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 6th Day of January, 2017.

Butte Highlands Mining Company, Inc.

/s/ James D. McGraw

By:	James D. McGraw
Its:	President